                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
-----                            SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                              94-1347393
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                   57104
(Address of principal executive offices)                    (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                        CRICKET COMMUNICATIONS, INC.(1)
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     33-0879924
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

10307 PACIFIC CENTER COURT
SAN DIEGO, CALIFORNIA                                        92121
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
                  13% SENIOR SECURED PAY-IN-KIND NOTES DUE 2011
                       (Title of the indenture securities)

================================================================================

(1) See Table 1 - List of additional obligors

                                     Table 1

Address of each of the Guarantors listed below is 10307 PACIFIC CENTER COURT, SAN DIEGO, CALIFORNIA 92121

                      Guarantor                   State of Incorporation       Federal EIN
                      ---------                   ----------------------       -----------
1.     Leap Wireless International, Inc.                Delaware               33-0811062
2.     Backwire.com, Inc.                               Delaware               52-2203489
3.     Telephone Entertainment Network, Inc.            Delaware               33-0968448
4.     Chasetel Licensee Corporation                    Delaware               76-0544952
5.     Cricket Licensee (Albany), Inc.                  Delaware               06-1551628
6.     Cricket Licensee (Columbus), Inc.                Delaware               06-1551633
7.     Cricket Licensee (Denver), Inc.                  Delaware               33-0892628
8.     Cricket Licensee (Lakeland), Inc.                Delaware               33-0918188
9.     Cricket Licensee (Macon), Inc.                   Delaware               06-1551632
10.    Cricket Licensee (North Carolina), Inc.          Delaware               33-0820980
11.    Cricket Licensee (Pittsburgh), Inc.              Delaware               33-0892624
12.    Cricket Licensee (Reauction), Inc.               Delaware               33-0874572
13.    Cricket Licensee I, Inc.                         Delaware               33-0931775
14.    Cricket Licensee II, Inc.                        Delaware               33-0931772
15.    Cricket Licensee III, Inc.                       Delaware               33-0936607
16.    Cricket Licensee IV, Inc.                        Delaware               33-0936608
17.    Cricket Licensee V, Inc.                         Delaware               33-0936609
18.    Cricket Licensee VI, Inc.                        Delaware               33-0944751
19.    Cricket Licensee VII, Inc.                       Delaware               33-0946142
20.    Cricket Licensee VIII, Inc.                      Delaware               33-0954975
21.    Cricket Licensee IX, Inc.                        Delaware               33-0954976
22.    Cricket Licensee X, Inc.                         Delaware               33-0954978
23.    Cricket Licensee XII, Inc.                       Delaware               33-0978049
24.    Cricket Licensee XIII, Inc.                      Delaware               01-063/8053
25.    Cricket Licensee XIV, Inc.                       Delaware               02-0566079
26.    Cricket Licensee XV, Inc.                        Delaware               03-0409621
27.    Cricket Licensee XVI, Inc.                       Delaware               04-3623374
28.    Cricket Licensee XVII, Inc.                      Delaware               01-0638071
29.    Cricket Licensee XVIII, Inc.                     Delaware               02-0566095
30.    Cricket Licensee XIX, Inc.                       Delaware               03-0409632
31.    Cricket Licensee XX, Inc.                        Delaware               04-3623384
32.    Cricket Holdings Dayton, Inc.                    Delaware               33-0874570
33.    MCG PCS Licensee Corporation, Inc.               Delaware               52-2265750
34.    Chasetel Real Estate Company, Inc.               Tennessee              62-1795550
35.    Cricket Alabama Property Company                 Delaware               33-0947457

36.    Cricket Arizona Property Company                 Delaware               86-0981802
37.    Cricket Arkansas Property Company                Delaware               62-1811911
38.    Cricket California Property Company              Delaware               33-0946072
39.    Cricket Colorado Property Company                Delaware               84-1533311
40.    Cricket Florida Property Company                 Delaware               58-2593802
41.    Cricket Georgia Property Company, Inc.           Delaware               58-2563476
42.    Cricket Idaho Property Company                   Delaware               82-0528892
43.    Cricket Illinois Property Company                Delaware               37-1405989
44.    Cricket Indiana Property Company                 Delaware               31-1751035
45.    Cricket Kansas Property Company                  Delaware               48-1228031
46.    Cricket Kentucky Property Company                Delaware               61-1385424
47.    Cricket Michigan Property Company                Delaware               31-1751037
48.    Cricket Minnesota Property Company               Delaware               41-1993136
49.    Cricket Mississippi Property Company             Delaware               62-1846822
50.    Cricket Nebraska Property Company                Delaware               47-0837814
51.    Cricket Nevada Property Company                  Delaware               88-0475764
52.    Cricket New Mexico Property Company              Delaware               85-0468946
53.    Cricket New York Property Company, Inc.          Delaware               06-1605776
54.    Cricket North Carolina Property Company          Delaware               62-1811910
55.    Cricket Ohio Property Company                    Delaware               31-1751038
56.    Cricket Oklahoma Property Company                Delaware               73-1583762
57.    Cricket Oregon Property Company                  Delaware               93-1310035
58.    Cricket Pennsylvania Property Company            Delaware               52-2226561
59.    Cricket Texas Property Company                   Delaware               74-2994936
60.    Cricket Utah Property Company                    Delaware               87-0648421
61.    Cricket Washington Property Company              Delaware               91-2028789
62.    Cricket Wisconsin Property Company               Delaware               39-2014888
63.    Leap PCS Mexico, Inc.                            California             33-0836985

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           Federal Reserve Bank of San Francisco
                           San Francisco, California 94120

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.       Not applicable.

Item 16. List of Exhibits.      List below all exhibits filed as a part of this
                                Statement of Eligibility.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank,
                  National Association, dated February 4, 2004.**

Exhibit 3.        See Exhibit 2

Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

Exhibit 5.        Not applicable.

Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.        Not applicable.

Exhibit 9.        Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****Wells Fargo Bank Minnesota, National Association was consolidated into Wells Fargo Bank, National Association effective February 20, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 7th day of April 2004.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    /s/ Jeffery T. Rose
                                    ------------------------
                                    Jeffery T. Rose
                                    Corporate Trust Officer

                                    EXHIBIT 6

April 7, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                    Very truly yours,

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    /s/ Jeffery T. Rose
                                    ---------------------------
                                    Jeffery T. Rose
                                    Corporate Trust Officer

                                    Exhibit 7

                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
     at the close of business December 31, 2003, filed in accordance with 12
                     U.S.C. Section 161 for National Banks.

                                                                                                   Dollar Amounts
                                                                                                     In Millions
                                                                                                   --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                            $ 1,322
         Interest-bearing balances                                                                         127
Securities:
         Held-to-maturity securities                                                                         0
         Available-for-sale securities                                                                   2,568
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                          1,053
         Securities purchased under agreements to resell                                                     0
Loans and lease financing receivables:
         Loans and leases held for sale                                                                 14,457
         Loans and leases, net of unearned income                                    27,715
         LESS: Allowance for loan and lease losses                                      284
         Loans and leases, net of unearned income and allowance                                         27,431
Trading Assets                                                                                              49
Premises and fixed assets (including capitalized leases)                                                   180
Other real estate owned                                                                                     12
Investments in unconsolidated subsidiaries and associated companies                                          0
Customers' liability to this bank on acceptances outstanding                                                22
Intangible assets
         Goodwill                                                                                          291
         Other intangible assets                                                                             9
Other assets                                                                                             1,281
                                                                                                       -------
Total assets                                                                                           $48,802
                                                                                                       =======

LIABILITIES
Deposits:
         In domestic offices                                                                           $29,890
                  Noninterest-bearing                                                17,097
                  Interest-bearing                                                   12,793
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                       4
                  Noninterest-bearing                                                     0
                  Interest-bearing                                                        4
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                     9,295
         Securities sold under agreements to repurchase                                                    237

                                                                                                   Dollar Amounts
                                                                                                    In Millions
                                                                                                   --------------
Trading liabilities                                                                                          2
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                       4,543
Bank's liability on acceptances executed and outstanding                                                    22
Subordinated notes and debentures                                                                            0
Other liabilities                                                                                          973
                                                                                                       -------
Total liabilities                                                                                      $44,966

Minority interest in consolidated subsidiaries                                                               0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                0
Common stock                                                                                               100
Surplus (exclude all surplus related to preferred stock)                                                 2,134
Retained earnings                                                                                        1,546
Accumulated other comprehensive income                                                                      56
Other equity capital components                                                                              0
                                                                                                       -------
Total equity capital                                                                                     3,836
                                                                                                       -------
Total liabilities, minority interest, and equity capital                                               $48,802
                                                                                                       =======

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Jon R. Campbell
Marilyn A. Dahl                             Directors
Gerald B. Stenson

                                    Exhibit 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
     at the close of business December 31, 2003, filed in accordance with 12
                     U.S.C. Section 161 for National Banks.

                                                                                                   Dollar Amounts
                                                                                                     In Millions
                                                                                                   --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                           $ 11,411
         Interest-bearing balances                                                                       3,845
Securities:
         Held-to-maturity securities                                                                         0
         Available-for-sale securities                                                                  17,052
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                            516
         Securities purchased under agreements to resell                                                   109
Loans and lease financing receivables:
         Loans and leases held for sale                                                                 14,571
         Loans and leases, net of unearned income                                    172,511
         LESS: Allowance for loan and lease losses                                     1,554
         Loans and leases, net of unearned income and allowance                                        170,957
Trading Assets                                                                                           6,255
Premises and fixed assets (including capitalized leases)                                                 2,067
Other real estate owned                                                                                    144
Investments in unconsolidated subsidiaries and associated companies                                        306
Customers' liability to this bank on acceptances outstanding                                                68
Intangible assets
         Goodwill                                                                                        6,814
         Other intangible assets                                                                         7,501
Other assets                                                                                             8,858
                                                                                                      --------
Total assets                                                                                          $250,474
                                                                                                      ========

LIABILITIES
Deposits:
         In domestic offices                                                                          $157,695
                  Noninterest-bearing                                                 44,315
                  Interest-bearing                                                   113,380
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                  16,249
                  Noninterest-bearing                                                      6
                  Interest-bearing                                                    16,243
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                    14,685
         Securities sold under agreements to repurchase                                                  1,613

                                                                                          Dollar Amounts
                                                                                            In Millions
                                                                                          --------------
Trading liabilities                                                                             4,277
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)             18,212
Bank's liability on acceptances executed and outstanding                                           68
Subordinated notes and debentures                                                               6,742
Other liabilities                                                                               7,358
                                                                                             --------
Total liabilities                                                                            $226,899

Minority interest in consolidated subsidiaries                                                     60

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                       0
Common stock                                                                                      520
Surplus (exclude all surplus related to preferred stock)                                       17,709
Retained earnings                                                                               4,920
Accumulated other comprehensive income                                                            366
Other equity capital components                                                                     0
                                                                                             --------
Total equity capital                                                                           23,515
                                                                                             --------
Total liabilities, minority interest, and equity capital                                     $250,474
                                                                                             ========

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Carrie L. Tolstedt
Howard Atkins                               Directors
John Stumpf